UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Report

Western Asset Premier Bond Fund
(WEA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Premier Bond Fund

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

What’s inside

Letter from the president	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	21

Statement of operations	22

Statements of changes in net assets	23

Financial highlights	24

Notes to financial statements	25

Dividend reinvestment plan	43

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Premier Bond Fund for the six-month reporting period ended June 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•    Fund prices and performance,

•    Market insights and commentaries from our portfolio managers, and

•    A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

July 27, 2012

Western Asset Premier Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

IV	Western Asset Premier Bond Fund

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.89%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April, May and early June, given renewed fears over the European sovereign debt crisis. On June 1, 2012, ten-year Treasuries closed at an all-time low of 1.47%. Yields then moved higher as the month progressed due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on June 30, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 1.67%.

Q. How did the Fed respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first half of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June as investor sentiment improved. For the six months ended June 30, 2012, the Barclays U.S. Aggregate Indexvi returned 2.37%.

Q. How did the high-yield market perform over the six months ended June 30, 2012?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap

Western Asset Premier Bond Fund	V

Indexvii, posted positive returns during four of the six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. While the high-yield market faltered in March and May given increased risk aversion, they proved to be temporary setbacks. All told, the high-yield market gained 7.23% for the six months ended June 30, 2012.

Performance review

For the six months ended June 30, 2012, Western Asset Premier Bond Fund returned 10.93% based on its net asset value (“NAV”)viii and 1.49% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield Indexix and the Barclays U.S. Credit Indexx, returned 7.27% and 4.55%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averagexi returned 6.09% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.66 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$13.79 (NAV)	10.93%†
$15.50 (Market Price)	1.49%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 27, 2012

VI	Western Asset Premier Bond Fund

Investment commentary (cont’d)

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which involve additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i        Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii       The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv      The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v       Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi      The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii    The Barclays Corporate U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii   Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix      The Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

x        The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

xi            Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†    The bar graph above represents the Fund’s portfolio as of June 30, 2012 and December 31, 2011 and does not include derivatives such as forward foreign currency contracts and swap contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

‡    Represents less than 0.1%.

*    Prior year percentages have been restated to reflect current period classifications.

2	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

BI	— Barclays U.S. Credit Index

BHY	— Barclays U.S. Corporate High Yield

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage Backed Securities

WEA	— Western Asset Premier Bond Fund

Western Asset Premier Bond Fund 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

BI	— Barclays U.S. Credit Index

BHY	— Barclays U.S. Corporate High Yield

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage Backed Securities

WEA	— Western Asset Premier Bond Fund

4	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2012

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 43.7%
Consumer Discretionary — 6.3%
Automobiles — 2.2%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000	$1,529,915
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000	1,279,775
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000	804,274
Total Automobiles				3,613,964
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000	5,675
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000	61,500
Total Diversified Consumer Services				67,175
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000	237,000
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	388,122	357,072	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	99,000	95,535	(a)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	170,000	175,100	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	195,075
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	100,000	0	(b)(c)(d)(e)
Total Hotels, Restaurants & Leisure				1,059,782
Media — 3.2%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	61,940	69,063
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	270,000	205,200	(a)
Comcast Corp., Notes	5.900%	3/15/16	400,000	460,660
Comcast Corp., Notes	7.050%	3/15/33	1,000,000	1,262,800
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000	1,065,000	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000	443,713
News America Inc.	8.875%	4/26/23	400,000	509,604
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000	1,279,719
Total Media				5,295,759
Textiles, Apparel & Luxury Goods — 0.2%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	255,000	269,984
Total Consumer Discretionary				10,306,664
Consumer Staples — 2.8%
Food & Staples Retailing — 2.2%
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	524,224	575,991	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	477,283	565,213
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	512,929	562,278

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	5

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — continued
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	505,523	$ 570,134
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	457,542	568,323	(a)
Delhaize Group, Senior Notes	5.700%	10/1/40	235,000	197,406
Safeway Inc., Notes	5.800%	8/15/12	500,000	502,839
Total Food & Staples Retailing				3,542,184
Food Products — 0.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	714,462	864,499	(e)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	160,000	160,400
Total Consumer Staples				4,567,083
Energy — 4.5%
Energy Equipment & Services — 0.6%
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	750,000	750,000
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	155,000	155,000	(a)
Total Energy Equipment & Services				905,000
Oil, Gas & Consumable Fuels — 3.9%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	717,593
Arch Coal Inc., Senior Notes	7.000%	6/15/19	750,000	633,750	(a)
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	636,255
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	270,000	275,400
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	173,001
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	462,000
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	445,074
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	213,251
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	500,000	432,500
Hess Corp., Notes	7.875%	10/1/29	350,000	457,737
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	137,969
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	185,000	180,144
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	750,000	787,500
Teekay Corp., Senior Notes	8.500%	1/15/20	310,000	314,650
Williams Cos. Inc., Debentures	7.500%	1/15/31	413,000	502,914
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	52,924
Total Oil, Gas & Consumable Fuels				6,422,662
Total Energy				7,327,662

See Notes to Financial Statements.

6	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 9.4%
Capital Markets — 1.1%
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	$ 812,654
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	980,053
Total Capital Markets				1,792,707
Commercial Banks — 1.3%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	719,647	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	510,000	419,475	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	300,000	269,985	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	400,000	399,384
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	279,035	(a)
Total Commercial Banks				2,087,526
Consumer Finance — 1.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	350,000	402,500
HSBC Finance Corp., Notes	4.750%	7/15/13	1,670,000	1,723,769
Total Consumer Finance				2,126,269
Diversified Financial Services — 4.5%
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,134,878
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,042,717
General Electric Capital Corp., Notes	5.300%	2/11/21	450,000	505,072
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	520,625	(f)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,549,050
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,381,099
UFJ Finance Aruba AEC	6.750%	7/15/13	500,000	527,257
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	107,500	(a)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	500,000	(a)(f)
Total Diversified Financial Services				7,268,198
Insurance — 1.2%
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	9/30/12	100,000	83,127	(f)(g)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/7/87	200,000	202,000	(a)
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/69	500,000	698,750
XL Capital Ltd.	5.250%	9/15/14	1,000,000	1,053,369
Total Insurance				2,037,246
Total Financials				15,311,946

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	7

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 0.7%
Health Care Providers & Services — 0.7%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	99,000	$ 101,599
HCA Inc., Debentures	7.500%	11/15/95	185,000	148,000
HCA Inc., Notes	6.375%	1/15/15	430,000	456,875
HCA Inc., Notes	7.690%	6/15/25	90,000	86,625
HCA Inc., Senior Notes	6.250%	2/15/13	85,000	86,913
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	219,837
Total Health Care				1,099,849
Industrials — 12.3%
Aerospace & Defense — 0.5%
Boeing Co., Notes	6.125%	2/15/33	600,000	785,135
Airlines — 11.3%
Air 2 US, Notes	8.027%	10/1/19	2,157,186	2,184,151	(a)
America West Airlines Inc., Ambac Assurance Corp.	8.057%	7/2/20	2,224,781	2,358,267
Continental Airlines Inc., Pass-Through Certificates	7.160%	9/24/14	95,117	95,240
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	748,727	788,035
Continental Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	908,918	949,819
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	1,027,875	1,097,256
Continental Airlines Inc., Pass-Through Certificates	8.048%	11/1/20	512,269	563,496
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	674,732	725,337
Continental Airlines Inc., Secured Notes	6.250%	10/22/21	1,000,000	1,010,000
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	250,000	257,500	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	156,259	158,025
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	59,000	62,319	(a)
JetBlue Airways Corp., Pass-Through Certificates	0.917%	11/15/16	1,050,000	924,000	(f)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	458,537	480,913
Northwest Airlines Inc., Senior Notes	0.946%	2/6/15	2,382,137	2,259,933	(e)(f)
US Airways Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	2,586,615	2,560,749
US Airways Pass-Through Trust, Secured Notes	7.125%	10/22/23	1,967,871	2,085,944
Total Airlines				18,560,984

See Notes to Financial Statements.

8	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	65,000	$ 59,638	(a)(d)
Commercial Services & Supplies — 0.2%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	310,000	282,100	(a)
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	125,985
Trading Companies & Distributors — 0.2%
Ashtead Capital Inc., Notes	9.000%	8/15/16	129,000	133,676	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	245,000	252,656
Total Trading Companies & Distributors				386,332
Total Industrials				20,200,174
Information Technology — 0.4%
IT Services — 0.4%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	618,216
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	28,000	29,540
Total Information Technology				647,756
Materials — 2.4%
Chemicals — 0.6%
Dow Chemical Co., Notes	6.000%	10/1/12	1,000,000	1,012,084
Metals & Mining — 1.0%
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	445,000	463,356
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,000,000	990,000	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	130,000	134,394	(a)
Total Metals & Mining				1,587,750
Paper & Forest Products — 0.8%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	250,863
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	595,000	383,775	(b)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	100,000	106,750	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	560,000	625,481
Total Paper & Forest Products				1,366,869
Total Materials				3,966,703
Telecommunication Services — 2.0%
Diversified Telecommunication Services — 1.6%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	195,103
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	20,562
Deutsche Telekom International Finance BV	5.250%	7/22/13	600,000	626,245
France Telecom SA, Notes	8.500%	3/1/31	600,000	842,057

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	9

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	750,000	$ 772,500
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	167,212
Total Diversified Telecommunication Services				2,623,679
Wireless Telecommunication Services — 0.4%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	603,750
Total Telecommunication Services				3,227,429
Utilities — 2.9%
Electric Utilities — 0.9%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,020,000	1,280,375
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	250,000	253,143
Total Electric Utilities				1,533,518
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	25,939
Independent Power Producers & Energy Traders — 1.5%
AES Corp., Senior Notes	9.750%	4/15/16	360,000	426,600
AES Corp., Senior Notes	8.000%	6/1/20	100,000	114,750
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	700,000	763,000	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	320,000	180,000
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	885,000	962,438
Total Independent Power Producers & Energy Traders				2,446,788
Multi-Utilities — 0.5%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	770,000	777,876
Total Utilities				4,784,121
Total Corporate Bonds & Notes (Cost — $67,207,980)				71,439,387
Asset-Backed Securities — 35.3%
AAA Trust, 2005-1A 1A3B	0.655%	2/27/35	477,324	331,292	(a)(f)
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,108,661	751,178
ACE Securities Corp., 2005-WF1 M1	0.665%	5/25/35	470,000	437,938	(f)
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	1.045%	2/25/34	605,794	485,037	(f)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	1.175%	10/25/34	400,000	349,940	(f)
Amortizing Residential Collateral Trust, 2004-1 A5	0.745%	10/25/34	231,962	202,281	(f)
Argent Securities Inc., 2003-W3 M1	1.370%	9/25/33	173,321	162,757	(f)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,582,221	2,579,639	(e)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	320,944	347,646	(f)

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Associates Manufactured Housing Pass-Through Certificates, 1997-2 B1	7.150%	3/15/28	1,255,308	$1,256,165	(f)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	100,000	115,847	(f)
Bayview Financial Acquisition Trust, 2007-B 2A1	0.545%	8/28/47	105,282	103,982	(f)
Bayview Financial Asset Trust, 2004-SSRA A1	0.845%	12/25/39	320,815	259,860	(a)(f)
Bayview Financial Asset Trust, 2007-SR1A A	0.695%	3/25/37	1,947,470	1,411,916	(a)(f)
Bayview Financial Asset Trust, 2007-SR1A M1	1.045%	3/25/37	1,280,649	835,624	(a)(f)
Bayview Financial Asset Trust, 2007-SR1A M3	1.395%	3/25/37	485,764	262,312	(a)(f)
Bayview Financial Asset Trust, 2007-SR1A M4	1.745%	3/25/37	132,481	62,266	(a)(f)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	895,151	608,652
Bear Stearns Asset Backed Securities Trust, 2007-SD1 1A3A	6.500%	10/25/36	1,255,087	817,474
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	308,429
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.445%	11/25/45	167,833	121,653	(a)(f)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	333,035	343,142
Countrywide Asset-Backed Certificates, 2004-3 3A3	0.625%	8/25/34	255,530	242,382	(f)
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.365%	6/25/36	739,722	476,785	(f)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.145%	10/25/47	1,073,722	725,399	(f)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.245%	8/25/47	52,263	34,065	(a)(e)(f)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.392%	11/15/36	1,168,469	854,755	(f)
Credit-Based Asset Servicing & Securitization, 2005-CB4 M1	0.665%	8/25/35	2,000,000	1,408,290	(f)
Credit-Based Asset Servicing & Securitization LLC, 2004-CB2 M1	1.025%	7/25/33	2,209,205	1,633,994	(f)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.865%	1/25/35	780,000	716,361	(a)(f)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	900,000	750,135	(a)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.715%	5/25/44	27,768	26,991	(a)(f)
Educap Student Loan Asset-Backed Notes, 2004-1 B	1.786%	6/25/38	1,430,097	1,258,485	(e)(f)
Education Funding Capital Trust, 2004-1 B1	1.990%	6/15/43	1,200,000	1,044,000	(e)(f)
EMC Mortgage Loan Trust, 2003-B A1	0.795%	11/25/41	70,096	62,880	(a)(f)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	11

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	1,428,588	$1,192,525	(a)
Fremont Home Loan Trust, 2006-2 2A2	0.355%	2/25/36	40,371	40,234	(f)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.995%	2/25/31	351,243	310,836	(a)(f)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	45,523	11,819
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	82,143	61,071
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	33,487	24,789
Greenpoint Manufactured Housing, 1999-2 A2	2.985%	3/18/29	425,000	345,460	(f)
Greenpoint Manufactured Housing, 1999-3 2A2	3.641%	6/19/29	125,000	99,908	(f)
Greenpoint Manufactured Housing, 1999-4 A2	3.740%	2/20/30	125,000	99,528	(f)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	706,000	755,779	(f)
Greenpoint Manufactured Housing, 2001-2 IA2	3.739%	2/20/32	500,000	379,904	(f)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.739%	3/13/32	825,000	662,656	(f)
GSAA Home Equity Trust, 2004-8 A3A	0.615%	9/25/34	215,741	196,713	(f)
GSAA Home Equity Trust, 2006-19 A3A	0.485%	12/25/36	752,028	345,782	(f)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,816,353	1,549,028
GSRPM Mortgage Loan Trust, 2006-1 A1	0.545%	3/25/35	137,719	112,646	(a)(f)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.545%	9/25/36	261,576	208,301	(a)(f)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	194,484	193,744
Keycorp Student Loan Trust, 2002-A 1A2	0.657%	8/27/31	2,185,831	1,997,226	(f)
Keycorp Student Loan Trust, 2003-A 1A2	0.726%	10/25/32	1,018,682	939,065	(f)
Lehman XS Trust, 2007-1 WF1	5.581%	1/25/37	857,768	474,942	(f)
Long Beach Mortgage Loan Trust, 2004-4 M1	1.145%	10/25/34	1,620,000	1,317,109	(f)
Merit Securities Corp., 13 A4	7.903%	12/28/33	2,240,178	2,397,339	(f)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.245%	3/25/33	19,765	16,983	(f)
Morgan Stanley Capital Inc., 2003-NC9 M	1.370%	9/25/33	1,750,282	1,329,460	(f)
Morgan Stanley Capital Inc., 2004-HE7 M1	1.145%	8/25/34	1,539,471	1,167,941	(f)
MSDWCC Heloc Trust, 2003-2 A	0.765%	4/25/16	69,228	66,197	(f)
New Century Home Equity Loan Trust, 2004-2 A2	0.615%	8/25/34	475,320	369,365	(f)
New Century Home Equity Loan Trust, 2004-3 M1	1.175%	11/25/34	1,480,740	1,019,409	(f)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	238,899	221,005	(f)
Option One Mortgage Loan Trust, 2003-2 A2	0.845%	4/25/33	384,120	318,849	(f)
Origen Manufactured Housing, 2006-A A2	3.739%	10/15/37	2,700,000	1,782,000	(f)
Origen Manufactured Housing, 2007-A A2	3.739%	4/15/37	3,356,762	2,148,328	(f)
PAMCO CLO, 1997-1A B	7.910%	8/6/09	738,191	216,844	(b)(h)
Park Place Securities Inc., 2004-WCW1 M2	0.925%	9/25/34	1,900,000	1,733,495	(f)
Park Place Securities Inc., 2004-WHQ2 M2	0.875%	2/25/35	750,000	695,307	(f)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	464,000	(a)

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Pennsylvania Higher Education Assistance Agency, 2003-1 B1	2.430%	7/25/42	3,000,000	$2,610,000	(f)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.285%	6/25/34	400,842	341,702	(f)
RAAC Series, 2007-RP1 M1	0.795%	5/25/46	210,000	42,305	(a)(f)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	512,316	521,776
Renaissance Home Equity Loan Trust, 2005-2 AF5	5.201%	8/25/35	750,000	425,840
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.625%	11/25/35	688,427	499,486	(f)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.725%	3/25/34	373,228	287,588	(f)
Residential Asset Securities Corp., 2001-KS3 AII	0.705%	9/25/31	285,468	222,635	(f)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	414,506	425,301	(f)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	575,781	557,278	(f)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	846,400	872,382	(a)
SLM Student Loan Trust, 2001-4 B	0.966%	1/25/21	1,000,000	935,062	(f)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	678,987	613,900
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	98,416	95,749	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.995%	3/25/35	485,102	368,338	(f)
Structured Asset Securities Corp., 2006-GEL3 A2	0.475%	7/25/36	1,481,897	1,295,627	(a)(f)
Structured Asset Securities Corp., 2007-BC1 A2	0.295%	2/25/37	243,824	238,115	(f)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	700,035	707,818	(f)
Total Asset-Backed Securities (Cost — $55,095,092)				57,716,041
Collateralized Mortgage Obligations — 34.2%
American Home Mortgage Investment Trust, 2007-A 4A	0.695%	7/25/46	754,839	212,598	(a)(f)
Banc of America Funding Corp., 2004-B 6A1	2.947%	12/20/34	532,951	277,187	(f)
Bayview Commercial Asset Trust, 2005-3A A2	0.645%	11/25/35	576,144	363,325	(a)(f)
Bayview Commercial Asset Trust, 2005-4A A1	0.545%	1/25/36	324,731	226,586	(a)(f)
BCAP LLC Trust, 2009-RR12 2A2	0.599%	3/26/35	1,844,014	773,094	(a)(f)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.362%	4/25/34	177,218	175,782	(f)
Bear Stearns Alt-A Trust, 2004-03 A1	0.885%	4/25/34	429,103	382,418	(f)
Bear Stearns Alt-A Trust, 2004-08 1A	0.945%	9/25/34	221,806	192,196	(f)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.067%	1/25/36	1,018,934	515,988	(f)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	772,575	248,023	(a)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	13

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Bella Vista Mortgage Trust, 2004-2 A1	0.615%	2/25/35	1,828,315	$907,395	(f)
BlackRock Capital Finance LP, 1997-R2 B5	6.188%	12/25/35	163,042	6,929	(e)(f)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.565%	7/25/35	1,321,026	722,467	(a)(f)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.495%	8/25/35	1,323,415	906,272	(a)(f)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.475%	10/25/35	1,844,834	1,250,244	(a)(f)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.445%	10/25/36	1,632,318	1,013,754	(a)(f)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1	2.441%	4/20/35	2,619,690	2,012,184	(f)
Countrywide Home Loans, 2004-R1 1AF	0.645%	11/25/34	1,369,244	1,136,334	(a)(f)
Countrywide Home Loans, 2004-R2 1AF1	0.665%	11/25/34	413,351	326,902	(a)(f)
Countrywide Home Loans, 2004-R2 1AF2	0.665%	11/25/34	930,041	735,529	(a)(f)
Countrywide Home Loans, 2005-7 1A1	0.515%	3/25/35	1,343,704	1,121,858	(f)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	1,223,438	1,186,320	(a)
Countrywide Home Loans, 2006-HYB4 3B	5.129%	6/20/36	1,170,801	668,996	(f)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.605%	3/25/35	697,317	546,264	(a)(f)
Credit Suisse Mortgage Capital Certificates, 2007-C3 A4	5.869%	6/15/39	242,000	259,127	(f)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.733%	3/26/35	390,866	360,808	(a)(f)
Extended Stay America Trust, 2010-ESHA XB1, IO	1.368%	1/5/16	20,500,000	109,941	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.405%	4/25/20	11,123,199	768,902	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.836%	6/25/20	983,913	94,848	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.678%	8/25/20	5,812,978	493,092	(f)
GMAC Commercial Mortgage Securities Inc., 1998-C2 F	6.500%	5/15/35	859,950	890,999	(a)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.515%	11/25/46	897,731	1,491,760	(f)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.515%	11/25/46	1,097,142	783,688	(f)

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
GS Mortgage Securities Corp., 2010-C1 X, IO	1.690%	8/10/43	12,691,022	$1,058,964	(a)(f)
GS Mortgage Securities Corp., IO	2.370%	2/10/21	6,193,228	148,613	(a)(f)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,415,766	1,432,128	(a)(f)
GSMPS Mortgage Loan Trust, 2004-4 1AF	0.645%	6/25/34	877,922	748,771	(a)(f)
GSMPS Mortgage Loan Trust, 2005-RP1 2A1	3.412%	1/25/35	1,397,645	1,271,526	(a)(f)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.595%	9/25/35	1,155,540	905,672	(a)(f)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.643%	11/19/34	147,438	85,632	(f)
Harborview Mortgage Loan Trust, 2004-10 4A	2.907%	1/19/35	378,900	369,542	(f)
Harborview Mortgage Loan Trust, 2005-9 B10	1.994%	6/20/35	1,079,207	45,786	(f)
Impac CMB Trust, 2004-9 1A1	1.005%	1/25/35	47,654	36,570	(f)
Impac CMB Trust, 2005-2 2A2	0.645%	4/25/35	244,617	212,131	(f)
Impac CMB Trust, 2A-10	0.885%	3/25/35	396,326	289,596	(f)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.831%	8/25/37	3,842,944	2,654,318	(f)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	187,842	187,119
Jefferies & Co., 2009-B 9A	0.574%	11/21/35	117,955	287,846	(a)(e)(f)
JP Morgan Mortgage Trust, 2005-A6 3A3	2.776%	9/25/35	630,000	414,791	(f)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,100,000	487,653	(f)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.678%	4/25/37	285,286	235,182	(f)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.842%	6/15/36	379,827	357	(a)(d)(f)
Luminent Mortgage Trust, 2006-6 A1	0.445%	10/25/46	942,823	588,416	(f)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.656%	11/21/34	2,000,000	1,974,994	(f)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.645%	11/25/33	46,206	45,885	(f)
MASTR ARM Trust, 2004-7 6M1	0.895%	8/25/34	800,000	633,103	(f)
Merit Securities Corp., 11PA 3A1	0.865%	4/28/27	149,514	112,893	(a)(f)
Merit Securities Corp., 11PA B3	2.495%	9/28/32	850,000	545,761	(a)(f)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	696,622	440,302	(f)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.613%	12/25/34	387,912	378,524	(f)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	3,394,437	94,261	(f)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.917%	7/25/34	6,792,339	76,210	(f)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.201%	7/25/34	1,965,269	17,309	(f)
Regal Trust IV, 1999-1 A	2.663%	9/29/31	75,253	66,394	(a)(f)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,142,280	1,081,730
Residential Asset Mortgage Products, Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	177,243	174,637
Sequoia Mortgage Trust, 2003-2 A2	1.411%	6/20/33	43,921	37,816	(f)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	15

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Sequoia Mortgage Trust, 2004-10 A1A	0.554%	11/20/34	27,475	$24,654	(f)
Sequoia Mortgage Trust, 2004-11 A1	0.544%	12/20/34	41,357	36,431	(f)
Sequoia Mortgage Trust, 2004-12 A1	0.514%	1/20/35	326,737	270,374	(f)
Structured Asset Securities Corp., 1998-RF2 A	7.571%	7/15/27	379,971	380,849	(a)(f)
Structured Asset Securities Corp., 2002-9 A2	0.545%	10/25/27	831,637	771,009	(f)
Structured Asset Securities Corp., 2003-9A 2A2	2.724%	3/25/33	232,588	215,586	(f)
Structured Asset Securities Corp., 2004-NP1 A	0.645%	9/25/33	220,983	191,562	(a)(f)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	517,830	515,966
Structured Asset Securities Corp., 2005-RF2 A	0.595%	4/25/35	1,129,000	884,910	(a)(f)
Structured Asset Securities Corp., 2005-RF3 2A	3.601%	6/25/35	1,875,186	1,651,778	(a)(f)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.885%	9/25/43	764,218	738,387	(f)
Thornburg Mortgage Securities Trust, 2004-03 A	0.985%	9/25/44	761,315	690,513	(f)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.147%	9/25/37	516,013	517,406	(f)
WaMu Mortgage Pass-Through Certificates, 2004-AR06 A	0.608%	5/25/44	637,240	518,139	(f)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	408,485	286,062	(f)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.558%	11/25/34	1,696,929	1,415,920	(f)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	3.909%	7/25/37	1,499,067	930,321	(f)
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.918%	4/25/47	1,012,260	611,910	(f)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	792,249	366,218
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.667%	9/25/36	1,307,423	724,341
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	6.081%	9/25/36	160,138	86,835
Washington Mutual Inc., 2004-AR11	2.475%	10/25/34	447,563	433,196	(f)
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	496,430	388,209	(f)
Washington Mutual Inc., 2005-AR8 2A1A	0.535%	7/25/45	402,543	326,622	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR02 A	1.547%	4/25/44	279,456	223,006	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.548%	11/25/34	1,206,638	995,958	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.515%	7/25/45	27,183	21,646	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.565%	7/25/45	175,606	144,103	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.535%	10/25/45	330,311	264,446	(f)

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.515%	12/25/45	670,539	$529,928	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR5 3A	1.092%	7/25/46	1,153,036	432,735	(f)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	38,380	40,612
Wells Fargo Mortgage Loan Trust, 2010-RR2 1A2	5.075%	9/27/35	2,418,992	1,917,220	(a)(f)
Total Collateralized Mortgage Obligations (Cost — $52,577,659)				55,849,094
Collateralized Senior Loans — 4.4%
Consumer Discretionary — 1.7%
Getty Images Inc., Term Loan B	5.250 - 6.000%	11/7/16	964,785	963,724	(i)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.750%	11/23/16	141,267	137,206	(i)
Las Vegas Sands LLC, Extended Term Loan B	2.750%	11/23/16	702,875	681,161	(i)
Univision Communications Inc., Extended Term Loan	4.495%	3/31/17	990,478	932,287	(i)
Total Consumer Discretionary				2,714,378
Energy — 0.4%
Chesapeake Energy Corp., Term Loan	8.500%	12/2/17	570,000	564,567	(i)
Health Care — 1.2%
Community Health Systems Inc., Non-Extended Term Loan	2.495 - 2.717%	7/25/14	1,147,073	1,129,382	(i)
MedAssets Inc., Term Loan B	1.000%	11/16/16	866,890	866,168	(i)
Total Health Care				1,995,550
Industrials — 0.0%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	18,802	18,708	(d)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	33,104	32,939	(d)(j)
Total Industrials				51,647
Information Technology — 1.1%
First Data Corp., Extended Term Loan B	4.245%	3/23/18	424,158	388,833	(i)
First Data Corp., Non-Extended Term Loan B2	2.995%	9/24/14	514,436	492,652	(i)
Freescale Semiconductor Inc., Term Loan	4.489%	12/1/16	978,386	923,597	(i)
Total Information Technology				1,805,082
Total Collateralized Senior Loans (Cost — $7,174,699)				7,131,224
Mortgage-Backed Securities — 0.3%
FNMA — 0.3%
Federal National Mortgage Association (FNMA), Whole Loan (Cost — $418,151)	6.500%	8/25/44	407,770	467,158

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	17

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Municipal Bonds — 8.7%
Florida — 1.4%
Florida Educational Loan Marketing Corp., 2002-1 B	0.595%	12/1/36	650,000		$521,625	(e)(f)(k)
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.082%	12/1/18	2,300,000		1,725,000	(f)(k)
Total Florida					2,246,625
Kentucky — 0.8%
Carroll County, KY, PCR, Kentucky Utilities Co. Project, AMBAC	0.242%	10/1/32	1,800,000		1,422,000	(f)
Nevada — 0.8%
Washoe County, NV, Pollution Control, Gas & Water Facilities Revenue, Sierra Pacific Power Co., AMBAC	0.674%	3/1/36	1,700,000		1,343,000	(f)(k)
New York — 0.8%
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York Inc., AMBAC	0.333%	10/1/36	1,600,000		1,120,000	(f)(k)
New York State Energy Research & Development Authority, Gas Facilities Revenue, Brooklyn Union Gas Project, NATL-RE	1.750%	12/1/20	200,000		156,000	(e)(f)
Total New York					1,276,000
Pennsylvania — 4.9%
Pennsylvania State Higher Education Assistance Agency	0.282%	5/1/46	1,300,000		1,209,806	(e)(f)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.221%	6/1/47	4,150,000		3,850,411	(e)(f)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.229%	5/1/46	2,525,000		2,349,816	(e)(f)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.231%	5/1/46	650,000		604,903	(e)(f)
Total Pennsylvania					8,014,936
Total Municipal Bonds (Cost — $14,721,711)					14,302,561
Non-U.S. Treasury Inflation Protected Securities — 5.8%
Brazil Nota do Tesouro Nacional	6.000%	5/15/45	4,700,000	BRL	6,093,739
Brazil Nota do Tesouro Nacional, Notes	6.000%	8/15/50	5,606,900	BRL	3,432,201
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $8,149,847)					9,525,940
Sovereign Bonds — 1.7%
Brazil — 0.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	280,000	BRL	143,070
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	1,348,000	BRL	687,482
Total Brazil					830,552

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	184,000		$163,760	(a)(f)
Malaysia — 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,500,000	MYR	482,995
Government of Malaysia, Senior Bonds	4.262%	9/15/16	290,000	MYR	95,316
Total Malaysia					578,311
Mexico — 0.8%
Mexican Bonos, Bonds	8.000%	6/11/20	11,147,000	MXN	986,829
United Mexican States, Bonds	10.000%	12/5/24	2,750,000	MXN	288,851
Total Mexico					1,275,680
Venezuela — 0.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	2,000		1,540
Total Sovereign Bonds (Cost — $2,999,056)					2,849,843
U.S. Government & Agency Obligations — 0.2%
U.S. Government Obligations — 0.2%
U.S. Treasury Notes (Cost — $279,443)	1.250%	4/30/19	280,000		283,106

		Shares
Common Stocks — 0.2%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
General Motors Co.		64	1,262	*
Motors Liquidation Co. GUC Trust		2	25	*
Total Consumer Discretionary			1,287
Industrials — 0.1%
Marine — 0.1%
DeepOcean Group Holding AS		8,860	141,760	(e)
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.		8,950	229,746
Total Common Stocks (Cost — $472,904)			372,793
Convertible Preferred Stocks — 0.5%
Financials — 0.5%
Diversified Financial Services — 0.5%
Citigroup Inc.	7.500%	9,000	770,040
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	5.375%	15	57,750	*
Total Convertible Preferred Stocks (Cost — $2,107,796)			827,790

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	19

Western Asset Premier Bond Fund

Security	Rate		Shares	Value
Preferred Stocks — 0.7%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
Escrow GCB General Motors			55,025	$ 0	*(c)(d)(e)
Financials — 0.7%
Diversified Financial Services — 0.7%
Citigroup Capital XIII	7.875%		40,000	1,091,600	(f)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	8,475	*(b)(d)
Total Diversified Financial Services				1,100,075
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	250	*(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	530	*
Total Thrifts & Mortgage Finance				780
Total Financials				1,100,855
Total Preferred Stocks (Cost — $1,046,640)				1,100,855

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	223	2	*(d)(e)
Charter Communications Inc.		11/30/14	265	5,743	*(e)
CMP Susquehanna Radio Holdings Co.		3/23/19	3,624	16,888	*(a)(d)(e)
Nortek Inc.		12/7/14	576	2,880	*(d)(e)
SemGroup Corp.		11/30/14	830	7,511	*(d)
Total Warrants (Cost — $7,974)				33,024
Total Investments before Short-Term Investments (Cost — $212,258,952)				221,898,816

		Maturity Date	Face Amount†
Short-Term Investments — 7.5%
Repurchase Agreements — 7.5%
Deutsche Bank Securities Inc. repurchase agreement dated 6/29/12; Proceeds at maturity — $12,203,142; (Fully collateralized by U.S. government agency obligations, 0.800% due 4/24/15; Market value — $12,447,055) (Cost — $12,203,000)	0.140%	7/2/12	12,203,000	12,203,000
Total Investments — 143.2% (Cost — $224,461,952#)				234,101,816
Other Assets in Excess of Liabilities — 0.8%				1,389,286
Liquidation value of Preferred Shares — (44.0)%				(72,000,000)
Total Net Assets — 100.0%				$163,491,102

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Premier Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of June 30, 2012.
(c)	Value is less than $1.
(d)	Illiquid security.
(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	The maturity principal is currently in default as of June 30, 2012.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	All or a portion of this loan is unfunded as of June 30, 2012.
(k)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $224,461,952)	$234,101,816
Foreign currency, at value (Cost — $350,637)	350,471
Cash	67,851
Interest and dividends receivable	1,857,048
Principal paydown receivable	25,873
Receivable for securities sold	20,408
Swaps, at value (premiums paid — $5,295)	16,906
Prepaid expenses	35,363
Total Assets	236,475,736

Liabilities:
Payable for securities purchased	751,779
Investment management fee payable	105,847
Trustees’ fees payable	3,401
Swaps, at value (premiums received — $187)	1,815
Distributions payable to auction rate preferred stockholders	1,795
Payable for open swap contracts	840
Accrued expenses	119,157
Total Liabilities	984,634

Preferred Shares:
No par value, 2,880 shares authorized, issued and outstanding, $25,000 liquidation value per share (Note 6)	72,000,000
Total Net Assets	$163,491,102

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,853,644 shares issued and outstanding (Note 5)	$166,023,767
Undistributed net investment income	7,691,996
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(19,867,507)
Net unrealized appreciation on investments, swap contracts and foreign currencies	9,642,846
Total Net Assets	$163,491,102

Shares Outstanding	11,853,644

Net Asset Value	$13.79

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Interest	$ 8,126,382
Dividends	17,591
Total Investment Income	8,143,973

Expenses:
Investment management fee (Note 2)	636,087
Excise tax (Note 1)	30,647
Audit and tax	30,134
Legal fees	27,519
Fund accounting fees	24,775
Shareholder reports	23,423
Custody fees	18,369
Auction participation fees	18,065
Rating agency fees	17,727
Transfer agent fees	16,738
Auction agent fees	13,688
Stock exchange listing fees	10,752
Trustees’ fees	7,523
Insurance	2,364
Miscellaneous expenses	3,548
Total Expenses	881,359
Net Investment Income	7,262,614

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	100,484
Swap contracts	(24,260)
Foreign currency transactions	463,956
Net Realized Gain	540,180
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	8,704,688
Swap contracts	44,221
Foreign currencies	39,034
Change in Net Unrealized Appreciation (Depreciation)	8,787,943
Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	9,328,123
Distributions Paid to Auction Rate Preferred Stockholders from Net Investment Income	(72,206)
Increase in Net Assets from Operations	$16,518,531

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$ 7,262,614	$ 15,496,344
Net realized gain (loss)	540,180	(2,111,666)
Change in net unrealized appreciation (depreciation)	8,787,943	(6,392,357)
Distributions paid to auction rate preferred stockholders from net investment income	(72,206)	(165,905)
Increase in Net Assets From Operations	16,518,531	6,826,416

Distributions to Shareholders From (Note 1):
Net investment income	(7,813,791)	(17,556,033)
Decrease in Net Assets From Distributions to Shareholders	(7,813,791)	(17,556,033)

Fund Share Transactions:
Reinvestment of distributions (25,146 and 89,956 shares issued, respectively)	380,720	1,321,616
Increase in Net Assets From Fund Share Transactions	380,720	1,321,616
Increase (Decrease) in Net Assets	9,085,460	(9,408,001)

Net Assets:
Beginning of period	154,405,642	163,813,643
End of period*	$163,491,102	$154,405,642
* Includes undistributed net investment income of:	$7,691,996	$8,315,379

See Notes to Financial Statements.

24	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2012[1]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.05	$13.96	$12.39	$8.72	$14.26	$15.15

Income (loss) from operations:
Net investment income[2]	0.61	1.32	1.47	1.64	1.46	1.27
Net realized and unrealized gain (loss)	0.80	(0.73)	1.57	3.33	(5.64)	(0.60)
Distributions paid to auction rate preferred stockholders from:
Net investment income	(0.01)	(0.01)	(0.02)	(0.02)	(0.19)	(0.25)
Net realized gains	—	—	—	—	(0.02)	(0.09)
Total income (loss) from operations	1.40	0.58	3.02	4.95	(4.39)	0.33

Less distributions from:
Net investment income	(0.66)	(1.49)	(1.45)	(1.28)	(1.05)	(0.97)
Net realized gains	—	—	—	—	(0.10)	(0.25)
Total distributions	(0.66)	(1.49)	(1.45)	(1.28)	(1.15)	(1.22)
Net asset value, end of period	$13.79	$13.05	$13.96	$12.39	$8.72	$14.26
Market price, end of period	$15.50	$15.95	$14.13	$13.36	$8.90	$13.13
Total return, based on NAV[3,4]	10.93%	4.12%	25.50%	60.98%	(32.45)%	2.17%
Total return, based on Market Price[5]	1.49%	24.87%	17.56%	68.84%	(24.60)%	(5.79)%
Net assets, end of period (000s)	$163,491	$154,406	$163,814	$143,859	$100,102	$163,544
Ratios to average net assets:[6,7]
Gross expenses	1.10%[8]	1.30%	1.38%	1.95%	2.06%	1.72%
Net expenses[9]	1.10 [8]	1.30	1.38	1.95	2.06	1.71
Net investment income	9.09 [8]	9.45	11.12	15.94	10.68	6.76

Portfolio turnover rate	14%	18%	33%	29%	45%	90%
Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$72,000	$72,000	$72,000	$72,000	$72,000	$72,000
Asset Coverage[10]	327%	314%	327%	300%	239%	327%
Involuntary Liquidating Preference Per Share (000s)	25	25	25	25	25	25

1	For the six months ended June 30, 2012 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
7

Gross expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance arrangements. Net expenses reflects expenses less any compensating balance arrangements and/or voluntary expense waivers.

8	Annualized.
9	The impact of compensating balance arrangements, if any, was less than 0.01%.
10	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

26	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Premier Bond Fund 2012 Semi-Annual Report	27

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$ 70,574,888	$ 864,499	$ 71,439,387
Asset-backed securities	—	52,833,917	4,882,124	57,716,041
Collateralized mortgage obligations	—	55,849,094	—	55,849,094
Collateralized senior loans	—	7,131,224	—	7,131,224
Mortgage-backed securities	—	467,158	—	467,158
Municipal bonds	—	14,146,561	156,000	14,302,561
Non-U.S. treasury inflation protected securities	—	9,525,940	—	9,525,940
Sovereign bonds	—	2,849,843	—	2,849,843
U.S. government and agency obligations	—	283,106	—	283,106
Common stocks	$ 231,033	141,760	—	372,793
Convertible preferred stocks	770,040	57,750	—	827,790
Preferred stocks	1,100,075	780	0*	1,100,855
Warrants	—	30,142	2,882	33,024
Total long-term investments	$2,101,148	$213,892,163	$5,905,505	$221,898,816
Short-term investments†	—	12,203,000	—	12,203,000
Total investments	$2,101,148	$226,095,163	$5,905,505	$234,101,816
Other financial instruments:
Credit default swaps on corporate issues — buy protection‡	—	$ 16,906	—	$ 16,906
Total	$2,101,148	$226,112,069	$5,905,505	$234,118,722

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Credit default swaps on corporate issues — buy protection‡	—	$1,815	—	$1,815

†        See Schedule of Investments for additional detailed categorizations.

‡        Values include any premiums paid or received with respect to swap contracts.

*       Value is less than $1.

The Fund policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2012, securities valued at $8,475 were transferred

28	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

from Level 2 to Level 1 within the fair value hierarchy because a quoted, active market price became available.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Common Stocks	Preferred Stocks		Warrants	Total
Balance as of December 31, 2011	$3,155,267	$4,034,660	$11,655	$154,000	$141,760	—		$6,197	$7,503,539
Accrued premiums/ discounts	51,273	37,939	(4,783)	2,044	—	—		—	86,473
Realized gain (loss)[1]	—	(58,830)	(49,055)	—	—	—		—	(107,885)
Change in unrealized appreciation (depreciation)[2]	21,464	(105,742)	71,052	(44)	—	—		4,197	(9,073)
Purchases	—	1,044,000	—	—	—	—		—	1,044,000
Sales	(103,572)	(69,903)	(21,940)	—	—	—		—	(195,415)
Transfers into Level 3[3]	—	—	—	—	—	$0	*	—	0 *
Transfers out of Level 3[4]	(2,259,933)	—	(6,929)	—	(141,760)	—		(7,512)	(2,416,134)
Balance as of June 30, 2012	$864,499	$4,882,124	—	$156,000	—	$0	*	$2,882	$5,905,505
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012[2]	$55,331	$(105,742)	—	$(44)	—	—		$1,325	$(49,130)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.
1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
4	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an

Western Asset Premier Bond Fund 2012 Semi-Annual Report	29

agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(e) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

30	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2012, see Note 4.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	31

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the

32	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar

Western Asset Premier Bond Fund 2012 Semi-Annual Report	33

amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may

34	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2012, the Fund held credit default swaps with credit related contingent features which had a liability position of $1,815. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	35

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Single sourced securities. Certain securities held by the Fund at June 30, 2012 are valued based on a price provided by a single source or dealer. The prices provided may differ from the value that would be realized if the securities were sold. As of June 30, 2012, 19.4% of the securities held by the Fund were either fair valued securities or were valued based on a price provided by a single independent pricing service or dealer (“single source securities”).

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $368,810 of Federal excise taxes attributable to calendar year 2011 in March 2012.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

36	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. The liquidation preference of any Preferred Shares outstanding is not considered a liability. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are additional subadvisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively.

Under the terms of the administration services agreement among the Fund, Western Asset and Legg Mason Partners Fund Adviser, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA, a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$30,978,216	$279,431
Sales	36,637,431	—

Western Asset Premier Bond Fund 2012 Semi-Annual Report	37

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 20,254,206
Gross unrealized depreciation	(10,614,342)
Net unrealized appreciation	$ 9,639,864

At June 30, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2012[3]	Periodic Payments Made by the Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$100,000	3/20/15	5.640%	5.000% Quarterly	$ 1,580	$ 531	$1,049
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	130,000	3/20/20	6.430%	5.000% Quarterly	9,700	2,643	7,057
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	70,000	3/20/13	3.310%	5.000% Quarterly	(847)	(111)	(736)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	80,000	3/20/13	3.310%	5.000% Quarterly	(968)	(76)	(892)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	120,000	3/20/15	5.640%	5.000% Quarterly	1,896	889	1,007
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	50,000	3/20/20	6.430%	5.000% Quarterly	3,730	1,232	2,498
Total	$550,000				$15,091	$5,108	$9,983

1     If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2     The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3     Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

‡   Percentage shown is an annual percentage rate.

38	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2012.

ASSET DERIVATIVES1

Credit Risk
Swap contracts[2]	$16,906

LIABILITY DERIVATIVES1

Credit Risk
Swap contracts[2]	$1,815

1       Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2       Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Foreign Exchange Risk	Credit Risk	Total
Swap contracts	—	$(24,260)	$ (24,260)
Forward foreign currency contracts	$519,406	—	519,406
Total	$519,406	$(24,260)	$495,146

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Credit Risk
Swap contracts	$44,221

During the six months ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$ 797,893
Forward foreign currency contracts (to sell)†	2,591,393

Western Asset Premier Bond Fund 2012 Semi-Annual Report	39

Average Notional Balance
Credit default swap contracts (to buy protection)	$ 3,513,571
Credit default swap contracts (to sell protection)†	18,375,536
Total return swap contracts†	285,714

†  At June 30, 2012, there were no open positions held in this derivative.

5. Common shares

Of the 11,853,644 shares of common stock outstanding at June 30, 2012, the Investment Adviser owned 18,401 shares.

6. Preferred shares

There are 2,880 shares of Auction Market Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 Preferred Shares outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W Preferred Shares are cumulative and are paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. The weekly auctions for Series M and W have all failed during the six months ended June 30, 2012; consequently, the dividend rate paid on the preferred shares has moved to the maximum rate as defined in the prospectus. Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been impacted by the lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”. The maximum rate is calculated at 200% of the reference rates, which is the 7-day “AA” Financial Composite Commercial Paper rate for Series M and the 30-day “AA” Commercial Paper rate for Series W. Dividend rates ranged from 0.040% to 0.602% between January 1, 2012 to June 30, 2012.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends.

40	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in Bylaws are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two trustees and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the previous periods since the ARPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPS that the broker/dealer places at the auction. Since January 1, 2010, the participation fee has been reduced to an annual rate of 0.05% of the purchase price of the ARPS, in the case of failed auctions.

7. Trustee compensation

Each Trustee of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset, WAML, Western Singapore or Western Japan receives an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity.

The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee

Western Asset Premier Bond Fund 2012 Semi-Annual Report	41

receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Income Fund according to each such investment company’s average annual net assets.

Trustee Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

8. Distributions subsequent to June 30, 2012

On May 30, 2012 the Fund’s Board of Trustees declared three distributions, each in the amount of $0.11 per share, payable on July 27, 2012, August 31, 2012 and September 28, 2012 to shareholders of record on July 20, 2012, August 24, 2012 and September 21, 2012, respectively.

9. Capital loss carryforward

As of December 31, 2011, the Fund had a net capital loss carryforward of approximately $20,398,663, of which $2,636,296 does not expire, $827,946 expires in 2016, $16,934,421 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

42	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

11. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on April 18, 2012. Of the 11,844,140 common and preferred shares outstanding, the following shares were voted in the meeting:

Election of Trustees:	For	Withheld
Ronald J. Arnault	10,787,288	184,854
Anita L. DeFrantz	10,776,866	195,276
William E.B. Siart	10,785,833	186,309
Jaynie Miller Studenmund	10,764,451	207,691
Avedick B. Poladian	10,775,167	196,975

Ronald J. Arnault, Anita L. DeFrantz, William E.B. Siart, Avedick B. Poladian, and Jaynie Miller Studenmund were elected as Trustees of the Fund by owners of its common shares and preferred shares voting together as a single class.

Mr. Gerken and Mr. Olson are the Preferred Trustees to be elected by a plurality vote of the preferred shares, voting as a separate class. The Fund did not achieve a quorum with respect to the election of the Preferred Trustees. R. Jay Gerken and Ronald L. Olson will serve as Preferred Trustees of the Fund until the annual meeting of shareholders in the year 2012 or thereafter when respective successors are duly elected and qualified.

Western Asset Premier Bond Fund 2012 Semi-Annual Report	43

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a

44	Western Asset Premier Bond Fund 2012 Semi-Annual Report

Dividend reinvestment plan (unaudited) (cont’d)

terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY, 10038. Investor Relations Telephone number 1-888-888-0151.

Western Asset Premier Bond Fund

Trustees	Western Asset Premier Bond Fund	Legal counsel
William E. B. Siart	620 Eighth Avenue	Ropes & Gray LLP
Chairman	49th Floor	1211 Avenue of the Americas
R. Jay Gerken	New York, NY 10018	New York, NY 10036
President
Ronald J. Arnault	Investment advisers	Transfer agent
Anita L. DeFrantz	Western Asset Management Company	American Stock Transfer & Trust Company
Ronald L. Olson	Western Asset Management Company Limited	59 Maiden Lane
Avedick B. Poladian	Western Asset Management Company Pte. Ltd.	New York, NY 10038
Jaynie Miller Studenmund	Western Asset Management Company Ltd
New York Stock Exchange Symbol
Officers	Custodian	WEA
R. Jay Gerken	State Street Bank and
President	Trust Company
Richard F. Sennett	1 Lincoln Street
Principal Financial Officer	Boston, MA 02111
Todd F. Kuehl
Chief Compliance Officer	Independent registered public accounting firm
Robert I. Frenkel	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer	100 East Pratt Street
Erin K. Morris	Baltimore, MD 21202
Treasurer

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

WASX012842 8/12 SR12-1737

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b)            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Effective May 1, 2012, Paul Jablansky replaced Ronald D. Mass as co-portfolio manager of the Fund.

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Paul Jablansky Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Co-portfolio manager of the fund;

Western Asset Management Company - Head of Structured Products, since 2011-

RBS Securities - Managing Director, Strategist, 2010-2011

400 Capital Management LLC - Chief Investment Officer, Co-Founder/Partner, 2009-2010

Banc of America Securities - Head of Structured Portfolios Group and Global Head of Principal Finance, 2003-2008

The following tables set forth certain additional information with respect to the above named fund’s portfolio manager for the fund. Unless noted otherwise, all information is provided as of June 30, 2012.

Other Accounts Managed by Portfolio Manager

The table below identifies the number of accounts (other than the fund) for which the below named fund’s portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Paul Jablansky	3 registered investment companies with $1.0 billion in total assets under management	10 Other pooled investment vehicles with $5.8 billion in assets under management *	22 Other accounts with $2.6 billion in total assets under management

*         Includes 2  accounts managed, totaling $0.31 billion, for which advisory fee is performance based.

Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)      Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.                EXHIBITS.

(a) (1)  Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Premier Bond Fund

Date:	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Premier Bond Fund

Date:	August 23, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Premier Bond Fund

Date:	August 23, 2012